ROBERTSON STEPHENS MUTUAL FUNDS
The Developing Countries Fund
Annual Report
December 31, 1996

DEVELOPING COUNTRIES

[GRAPHIC]

The Developing Countries Fund ANNUAL REPORT

FUND PHILOSOPHY

Long-term capital appreciation drives the investment strategy of The Robertson Stephens Developing Countries Fund. We believe that the outlook is good for the long-term performance of emerging markets worldwide, and anticipate that some foreign equity markets may outpace the stock markets of developed countries. The Fund seeks to capitalize on both rising and falling markets. Primarily, it will invest in equity securities of growing or undervalued companies in developing countries that we believe have the potential for future growth. Additionally, we seek to identify countries, sectors, or individual securities that may be overvalued. We will sell short these securities in an attempt to profit from anticipated devaluation. Shareholders are encouraged to invest with a three- to five-year time frame, and are urged to recognize that there are special risks associated with international investing.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Did You Know?  6
Answers to Your Questions  7
Country Focus  8
Fund Performance  10
Portfolio Summary  11
Schedule of Investments  12
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights  19
Notes to Financial Statements  20
Report of Independent Accountants  24
Administration  24

FUND HIGHLIGHTS

PERFORMANCE
Adding in the three-cent distribution, the total return for the year equaled 21.19% versus 4.14% for the MSCI Emerging Markets Global Index. (See Fund Performance on page 10.)


CONTRIBUTORS TO RESULTS
The most significant contributors to performance were our holdings in Poland, Russia, and the Czech Republic, where market conditions were extremely favorable during the year.


EMERGING EUROPE
After a strong year, we have been steadily reducing our exposure to the core Eastern European markets, where valuations are now stretched.


ASIA
At the moment, we believe the best opportunities in Asia are in Korea.


LATIN AMERICA
This is likely to be a year of extensive economic and earnings recoveries in Latin America.


LOOKING FORWARD
We are excited that our investments performed well in 1996, and look forward to a new year of emerging markets investing.

[PHOTO]

FUND MANAGER
MICHAEL C. HOFFMAN
Portfolio Manager
The Robertson Stephens Developing Countries Fund

DEAR SHAREHOLDER:

After a long and difficult two-year bear market, the emerging markets returned to profitability in 1996. It was an excellent year for the asset class, and in particular for our investments in the Developing Countries Fund. From a starting net asset value of $8.02 the Fund rose to a closing level of $9.68. The total return for the year equaled 21.19% versus 4.14% for the MSCI Emerging Markets Global Index. For the quarter, the Fund was up 0.30% versus (1.31)% for the MSCI. (See Fund Performance on page 10.)

The positive performance was a result of contributions from a large number of holdings listed in numerous markets. The most significant contributors to performance were our holdings in Poland, Russia, and the Czech Republic, where market conditions were extremely favorable. Russia and Poland were two of the top-performing markets last year, up an astounding 151% and 57%, respectively. LUKOIL HOLDING (2.33%, Russian oil) and MOSENERGO (2.13%, Moscow utility) were our top-performing companies in the region.

"AFTER A LONG AND DIFFICULT TWO-YEAR BEAR MARKET, THE EMERGING MARKETS RETURNED TO PROFITABILITY IN 1996."

Other strong contributors to performance included positions in Taiwan, China, Venezuela, and Mexico. These four markets were up 39%, 35%, 128%, and 17%, respectively. Important holdings included FARALLON RESOURCES, LTD. (1.16% common stock, 1.23% warrants; Mexican mineral exploration), WUXI LITTLE SWAN COMPANY, LTD. (2.87%, Chinese goods), and INDOCHINA GOLDFIELDS, LTD. (3.19%, Asian natural resources). FARALLON was the find of our outstanding in-house geologist, Borden Putnam, while WUXI LITTLE SWAN and INDOCHINA GOLDFIELDS are the gems of Hannah Sullivan and Paul Stephens, who are the managers of the Global Low-Priced Stock Fund and The Contrarian Fund-TM-, respectively.

ASSET/REGIONAL ALLOCATION
The Fund started 1997 with roughly 93% of its assets invested in equities and 7% in cash. Roughly 40% of assets were invested in Asia, 30% in Emerging Europe, and 20% in Latin America. The countries with the largest positions in the portfolio at the start of the year were Mexico (10%), China (9.5%), and the Czech Republic (9%).

ASIA
Positive trends in Asia this year will likely include a decline in interest rates and a strong recovery in exports. Monetary authorities across the region generally have been successful in cooling down overheated economies and controlling inflation. At the moment, we believe the best opportunities in Asia are in Korea.

OPPORTUNITIES


This was the worst-performing market in our emerging markets universe last year, and we now have the opportunity to invest in some world-class companies at very attractive levels. A deregulation of the financial markets as well as a recovery in the technology cycle will likely be the catalysts for a return to profitability for a wide range of Korean companies. We have increased our holdings in Korea to roughly 12.5% of the Fund as of this writing.

One area of concern in the region is Hong Kong. I strongly believe that the risks in Hong Kong very much outweigh the potential rewards. There is a high probability that the transfer of the country from the British to the Chinese will result in an array of problems including social disturbances. If so, investors will rightly require cheaper valuations to compensate for increased business risk. Companies will likely suffer from increased capital costs as well.


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Nancy Mayer

EMERGING EUROPE
In Emerging Europe we have been steadily reducing our exposure to the core Eastern European markets, which have had quite a run and where valuations are now stretched. Both Hungary and Poland have seen extensive re-ratings of their markets in the past 18 months. Better opportunities in this region now appear to exist in Turkey and Greece, where we currently are focusing our efforts. If the government can sustain a more stable economic environment in Turkey, we may start to see companies there benefit.

LATIN AMERICA
As for Latin America, this is likely to be a year of extensive economic and earnings recoveries. In particular, it is our opinion that domestically geared companies in both Argentina and Mexico may do particularly well. My two favorite companies in the region are INVERSIONES Y REPRESENTACIONES, S.A. ("IRSA," 2.83%) and CIFRA S.A. DE C.V. (1.42%). IRSA is the dominant real estate company in Argentina while CIFRA is a leading Mexican retailer. We believe both companies will see big earnings jumps if the expected recoveries in their domestic economies take place.

CONCLUSION
More than 85% of the world's population lives in the developing countries. The average economic growth rate of this group is roughly twice that of the 'developed nations'. The equity markets of these countries, known as the "emerging markets," now have more than 20,000 listed companies, roughly half of the world's total. They are the source of some of the great investment opportunities in the world today.

Two and half years ago we launched the Developing Countries Fund in order to provide our investors and ourselves with a vehicle to access well-managed growth companies in these markets. Through intensive research we have built a portfolio of what we believe are some of the best companies in these markets.
We are excited that these investments performed well in 1996, and we are hopeful that they and new ones will provide us all exciting returns in 1997.

Thank you for your investment in the Fund.

Sincerely,

/s/ Michael C. Hoffman

MICHAEL C. HOFFMAN
Portfolio Manager
February 7, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE
AT 1-800-766-3863.

DID YOU KNOW?

Test your global knowledge.



1.
APPROXIMATELY HOW MANY TELEPHONE LINES CURRENTLY ARE AVAILABLE TO SERVE INDIA'S POPULATION OF 900 MILLION?

a. 4 million
b. 10 million
c. 14 million
d. 19 million


2.
WHAT DOES ASEAN STAND FOR?


3.
IF IT'S 7:00 A.M. IN NEW YORK, WHAT TIME IS IT IN
ANKARA, TURKEY?

a. 12:00 p.m.
b. 2:00 p.m.
c. 3:00 p.m.
d. 5:00 p.m.




1.
b. 10 million

2.
ASEAN stands for Association of Southeast Asian Nations, which includes Indonesia, Brunei, Malaysia, Singapore, Thailand, and the Philippines.

3.
c. 3:00 p.m.

ANSWERS TO YOUR QUESTIONS


We believe it is important for you to have the opportunity to ask Portfolio Manager Michael Hoffman for his thoughts on matters of interest to you. If there is anything you want to know, or if you have a suggestion, please contact us at the address below. We look forward to hearing from you.


Q:   WHAT ARE YOUR CURRENT IMPRESSIONS OF RUSSIA AS AN AREA FOR INVESTMENT?

A:   Russia was one of the most improved economies in 1996.  I think it's likely to be one of the top-performing emerging markets over the next five to eight years. I expect this will be a result of a higher economic growth rate as the country turns around, as well as the development of the capital markets themselves -- which would lead to re-ratings of securities going forward. I feel, though, that investing there could be more volatile than other emerging markets since it's so early in terms of the country's political and economic development. All in all, though, the long-term environment looks good for investors, and I will continue to look for ways to take advantage of the growth I expect to see there.


Q:   WHERE HAVE YOU TRAVELED RECENTLY?

A:   I recently returned from a two-week trip to Asia, where I visited
Singapore, Malaysia, and India. Malaysia has had economic growth of more than 8% over the last five years and is arguably one of the most dynamic emerging markets today. The government seems to be in line with the business community and supportive of business growth there. I also feel positive about the developments in Singapore.

In India, the government is not so supportive. There's tremendous bureaucracy, which is very disruptive to businesses and makes it difficult for people to do business there. It's also making it difficult for people to invest and get decent returns on investments. In fact, India is the only country in the emerging markets that puts a tax on short-term capital gains that investors cannot get back. I think it's unlikely that we will have any Fund positions in India over the next year for these reasons, but we'll keep watching for changes there.


Q:   IN YOUR OPINION, DOES AFRICA HOLD ANY INTERESTING PROSPECTS FOR INVESTMENT?

A:   I haven't been keen on Africa in the past year or so. I think it's unlikely that many of the smaller African countries' capital markets will develop enough to attract investor interest. When I was in Morocco about two and a half years ago, I was astounded by the fact that there were only five companies that had more than a million U.S. dollars of volume that year. Other areas -- such as Malaysia, Mexico, Thailand, Russia -- are much more likely to benefit from emerging market capital inflows. I'll continue to keep an eye on the area, and will take another first-hand look should the conditions change in the region.



SEND YOUR QUESTIONS REGARDING THE ROBERTSON STEPHENS DEVELOPING COUNTRIES FUND
TO:


Beth Wooster
c/o Robertson, Stephens & Company
555 California Street, Suite 2600
San Francisco, CA 94104
Fax: 415/693-3541
E-mail: beth_wooster@rsco.com.

QUESTIONS MAY BE EDITED FOR REASONS OF SPACE AND CLARITY.

[GRAPHIC]

COUNTRY FOCUS
TURKEY

Turkey's location between the continents of Europe and Asia makes it a crossroads between the East and West, and it has been the center of trade and enterprise in the region for centuries. And with a population of more than 60 million, Turkey has the largest single market in that region.

Although Turkey's economy rebounded strongly in 1995 from a severe recession, today it still faces problems such as high inflation and a widening trade imbalance. To counteract these problems, Turkey has chosen to liberalize its economy and enable its private sector to take the lead in generating growth and employment. Thus, at the center of the Turkish government's economic reform efforts is a privatization program designed to transfer large portions of state assets to the private sector, including major portions of the power industry. Turkey's largely state owned electricity sector is a main target of the nation's privatization efforts.

The government's commitment to development and growth also is evident in its active efforts to liberalize economic policy. Highlights for investors include a convertible currency (Turkish Lira), permission for 100% foreign ownership, foreign management allowed and welcomed, 100% repatriation of profits and dividends, focus on exports, tariffs and non-tariff trade barriers lowered to match European Union standards, an active financial center (the Istanbul Stock Exchange), and ongoing privatization of state-owned enterprises.

By aiming to build a strong economy and join the European Union, Turkey has made great strides in increasing its attractiveness as a place to live and work.

[GRAPHIC]

COUNTRY FACTS

CAPITAL:  ANKARA

POPULATION:  63.4 MILLION

PER CAPITA GDP:  $4,813.8

AREA:  300,948 SQ. MI. (SLIGHTLY LARGER THAN TEXAS)

NEIGHBORING COUNTRIES:  ARMENIA, AZERBAIJAN, BULGARIA, GEORGIA, IRAN, IRAQ,
SYRIA

PRESIDENT:  SULEYMAN DEMIREL


ECONOMIC FACTS

ECONOMIC GROWTH (GDP):  4.7% (6/96)

UNEMPLOYMENT:  16.1% (1995)

INFLATION:  79.7% (1996)

CURRENT ACCOUNT BALANCE:  $(2.6) BILLION (1996)

FOREIGN RESERVES:  $16.5 BILLION (6/96)

GENERAL GOVERNMENT BUDGET BALANCE:  (6.6)% (1995)


EQUITY MARKET FACTS (1995)

LISTED DOMESTIC COMPANIES:  205

MARKET CAPITALIZATION:  $20,772 MILLION

YEAR-END TURNOVER:  $51,392 MILLION

SOURCE: THE EMERGING MARKETS FACTBOOK 1996 AND BLOOMBERG

[PHOTO]

TURKEY INDEX
(U.S. DOLLARS)

[GRAPH]

SOURCE:  DATASTREAM

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1) IF INVESTED ON MAY 2, 1994(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                                  DEVELOPING COUNTRIES                   MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 12/31/96                                                    FUND                            GLOBAL INDEX(1)
---------------------------------------------------------------------------------------------------------------------------------

Since inception (5/2/94)(2)                                                      (1.48)%                                 (0.64)%



AVERAGE ANNUAL TOTAL RETURNS

                                                                  DEVELOPING COUNTRIES                   MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 12/31/96                                                    FUND                            GLOBAL INDEX(1)
---------------------------------------------------------------------------------------------------------------------------------

One year                                                                        21.19%                                   4.14%
Since inception (5/2/94)(2)                                                    (0.56)%                                 (0.24)%
---------------------------------------------------------------------------------------------------------------------------------



(1) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. You cannot invest in an index.

(2)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Canada  1.2%
Philippines  1.4%
Options  1.5%
Ghana  1.5%
Egypt  1.7%
Rights/Warrants  2.0%
Vietnam  2.0%
Singapore  2.1%
Israel  2.9%
Hong Kong  3.1%
Myanmar 3.2%
Argentina  3.9%
Poland  4.1%
Brazil  4.7%
Turkey  4.9%
Malaysia 5.3%
Other/Other Assets, Net 2.1%
Czech Republic 9.0%
Mexico  8.6%
Indonesia 7.7%
Russia 7.2%
Korea 6.9%
Cash/Cash Equivalents 6.6%
China 6.4%


TOP TEN HOLDINGS


1. COMPANHIA VALE DO RIO DOCE, ADR
(BRAZIL)
Through subsidiaries, operates in
the mining, rail transportation, and mineral sales industries in Brazil, primarily supplying consumers in Europe and Asia.

2.
LAND AND GENERAL HOLDINGS
(MALAYSIA)
Investment holding company with subsidiaries in real estate development and the timber industry, as well as in oil, gas, financial, and educational services.

3.
INDOCHINA GOLDFIELDS, LTD.
(MYANMAR)
Focuses on Asian exploration and development of large, low-cost copper and gold deposits, primarily in Myanmar, Indonesia, Kazakstan, and Fiji.


4.
CATHAY INVESTMENT FUND, LTD.
(CHINA)
A closed-end fund selling on the Hong Kong exchange. Invests in unlisted Chinese operating companies.

5.
BLUE SQUARE-ISRAEL, LTD., ADR
(ISRAEL)
Owns and operates approximately 142 supermarkets, department stores, and specialty stores in Israel.

6.
WUXI LITTLE SWAN CO., LTD.
(CHINA)
Manufactures and markets washing machines. Also manufactures refrigerators, air conditioners, and heaters.


7.
INVERSIONES Y REPRESENTACIONES, S.A.
(ARGENTINA)
Develops real estate.

8.
SPT TELECOM, A.S.
(CZECH REPUBLIC)
Provides telephones and telecommunications in the Czech Republic.

9.
MPP CERTIFICATES
(POLAND)
A basket of initial public offering companies.

10.
KOREA ELECTRIC POWER, ADR
(KOREA)
Engages in the transmission and distribution of electricity in the Republic of Korea. Owns approximately 95% of Korea's electric generating capacity.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 3.9%
Cresud Sacifya                                                                                     286,700        $    507,561
Inversiones y Representaciones, S.A.(1)                                                            444,600           1,427,451
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,935,012
------------------------------------------------------------------------------------------------------------------------------
BRAZIL - 4.7%
Companhia Vale Do Rio Doce, ADR(1)(2)                                                              122,000           2,365,580
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     2,365,580
------------------------------------------------------------------------------------------------------------------------------
CANADA - 1.2%
Golden Knight Resources, Inc.                                                                      112,000             539,838
NDU Resources, Ltd., Restricted(6)(7)                                                               75,000              72,847
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       612,685
------------------------------------------------------------------------------------------------------------------------------
CHINA - 6.4%
China Resources Beijing Land                                                                       129,000              81,725
China Yuchai International, Ltd.(1)                                                                143,100             679,725
Sino Forest Corporation, Class A                                                                   871,200             788,935
Sino Forest Corporation, Class A, Restricted(6)(7)                                                 300,000             244,505
Wuxi Little Swan Company, Ltd., Class B                                                          1,437,000           1,449,169
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,244,059
------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC - 9.0%
Alpha-Effect                                                                                         6,000             142,957
Czech Value Fund                                                                                   125,000           1,062,500
I.F. Yse 2                                                                                           8,850              44,027
Komercni Banka A.S., GDR(3)                                                                         35,000             948,500
Komercni Banka, I.F.                                                                                11,000             278,266
PF YSE Akcionaru                                                                                     9,300             123,102
PPF Cesky Podilovy Fond                                                                              1,425              21,063
PPF Investicni Holding, A.S.                                                                         2,093              17,700
Restitucni Investicni Fond Ceske                                                                     4,684             145,702
Sporitelni Privat Vseobecny                                                                         40,000             117,101
Sporitelni Vynosovy Investic                                                                        18,429             115,194
SPT Telecom, A.S.                                                                                   11,100           1,381,939
Zivnobanka-Investicni Fond                                                                           7,250             123,690
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,521,741
------------------------------------------------------------------------------------------------------------------------------
EGYPT - 1.7%
Commercial International Bank of Egypt, 144A, GDR(3)(4)                                             62,100             873,437
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       873,437
------------------------------------------------------------------------------------------------------------------------------
GHANA - 1.5%
Leo Shield Exploration NL                                                                        1,460,000             777,522
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       777,522
------------------------------------------------------------------------------------------------------------------------------
HONG KONG - 3.1%
Cathay Investment Fund, Ltd.(1)                                                                  1,200,000           1,551,490
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,551,490
------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


12


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

INDONESIA - 7.7%
First Dynasty Mines, Ltd.                                                                          331,600          $  847,586
First Dynasty Mines, Ltd., Restricted(6)(7)                                                        100,000             242,825
PT Apac Centertex Corporation, Foreign(1)(5)                                                     2,977,000           1,008,298
PT Dynaplast, Foreign(1)(5)                                                                        828,500             675,217
PT Multibreeder Adirama, Foreign(1)(5)                                                             872,500             332,451
PT Perdanacipta Multi Finance, Foreign(1)(5)                                                       550,000             518,099
PT Sumalindo Lestari Jaya, Foreign(1)(5)                                                           362,500             268,575
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,893,051
------------------------------------------------------------------------------------------------------------------------------
ISRAEL - 2.9%
Blue Square Israel, Ltd., ADR(2)                                                                   102,400           1,459,200
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,459,200
------------------------------------------------------------------------------------------------------------------------------
KOREA - 6.9%
Commercial Bank of Korea                                                                            76,500             499,740
Daewoo Securities Company                                                                           32,500             419,231
Korea Fund, Inc.                                                                                    61,900             928,500
Korean Electric Power Corporation, ADR(1)(2)                                                        58,800           1,205,400
LG Electronics, Inc., 144A, GDR(3)(4)                                                              130,000             438,750
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,491,621
------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 5.3%
Land and General Holdings(1)                                                                       680,000           1,628,984
Nylex (Malaysia) Berhad(1)                                                                         470,000           1,060,780
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     2,689,764
------------------------------------------------------------------------------------------------------------------------------
MEXICO - 8.6%
Acer Comutech Latino America, ADR(2)                                                                62,300           1,062,994
Amarc Resources, Ltd.                                                                              128,600             272,358
Amarc Resources, Ltd., Restricted(6)(7)                                                             65,000              96,363
Anooraq Resources Corporation                                                                       39,300              86,102
Anooraq Resources Corporation, Restricted(6)(7)                                                     65,000             128,168
Cifra S.A. de C.V., Class B, ADR(2)                                                                600,000             717,000
Corporacion GEO, S.A. de C.V., Series B                                                             79,000             389,380
Empresas ICA Sociedad Controladora, S.A., de C.V., ADR(1)(2)                                        68,500           1,001,813
Farallon Resources, Ltd.                                                                            50,000             584,240
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,338,418
------------------------------------------------------------------------------------------------------------------------------
MYANMAR - 3.2%
Indochina Goldfields, Ltd.                                                                         137,000           1,610,823
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,610,823
------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES - 1.4%
Ionics Circuits, Inc.                                                                              978,500             697,600
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       697,600
------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              13

SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

POLAND - 4.1%
Government of Poland Privatisation Certificates                                                     25,000        $  1,242,415
Mostostal-Export, S.A.(1)                                                                          185,963             441,009
Stalexport, S.A.(1)                                                                                 37,700             369,453
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     2,052,877
------------------------------------------------------------------------------------------------------------------------------
RUSSIA - 7.2%
Chernogorneft, ADR(2)                                                                               95,000           1,128,334
Eurogas Corporation                                                                                 16,700              15,245
Eurogas Corporation, 144A(4)                                                                       234,165             213,763
Lukoil Holding, ADR(2)                                                                              25,000           1,175,000
Mosenergo, ADR(2)                                                                                   35,000           1,076,250
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,608,592
------------------------------------------------------------------------------------------------------------------------------
SINGAPORE - 2.1%
ABR Holdings, Ltd.(1)                                                                              395,000             454,477
L & M Group Investments, Ltd.(1)                                                                   555,500             603,416
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,057,893
------------------------------------------------------------------------------------------------------------------------------
SLOVAKIA - 0.2%
Ferro Fond, I.F.(6)                                                                                 14,545              77,168
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        77,168
------------------------------------------------------------------------------------------------------------------------------
THAILAND - 0.8%
Alphatec Electronics Company, Ltd., Foreign(1)(5)                                                   38,000             291,897
GSS Array Technology Public Company, Ltd., Foreign(5)                                               99,800             130,363
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       422,260
------------------------------------------------------------------------------------------------------------------------------
TURKEY - 4.9%
Akal Tekstil Sanayii(1)                                                                         11,980,000             817,446
Altinyildiz Mensucat ve Konfeksiyon Fabriklari, A.S.(1)                                          2,868,000             390,069
Bolu Cimento Sanayii, A.S.(1)                                                                    9,018,000             253,618
Eczacibasi Ilac Sanayi ve Ticaret, A.S.                                                         12,101,000             602,539
Eczacibasi Yatirim Holding Ortaklig, A.S.(1)                                                     4,828,042             418,475
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     2,482,147
------------------------------------------------------------------------------------------------------------------------------
VIETNAM - 2.0%
Anzoil NL                                                                                        5,700,000             634,290
Vietnam Industrial Investments, Ltd.                                                             2,016,000             380,574
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,014,864
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK - 88.8% (COST: $46,007,083)                                                                      44,777,804
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RIGHTS
PT Dynaplast, Rights, Strike IDR1000, Expire 2/18/97(6)(8)(9)                                      828,500             256,789
TOTAL RIGHTS - 0.5% (COST: $0)                                                                                         256,789
------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


14


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

WARRANTS
------------------------------------------------------------------------------------------------------------------------------
Amarc Resources, Ltd., Warrants, Strike CAD2.05, Expire 7/16/97(6)(7)(8)(9)                         65,000       $      37,230
Anooraq Resources Corporation, Warrants, Strike CAD2.07, Expire 9/12/97(6)(7)(8)(9)                 65,000              53,225
Farallon Resources, Ltd., Warrants, Strike CAD6.25, Expire 5/7/97(6)(8)(9)                          85,000             621,318
First Dynasty Mines, Ltd., Warrants, Strike CAD4.50, Expire 3/13/97(6)(7)(8)(9)                    100,000               8,978
NDU Resources, Ltd., Warrants, Strike CAD2.31, Expire 5/17/98(6)(7)(8)(9)                           75,000              29,860
PT Apac Centertex Corporation, Warrants, Strike IDR1000, Expire 7/14/01(8)(9)                      450,000              23,815
------------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 1.5% (COST: $243,854)                                                                                 774,426

------------------------------------------------------------------------------------------------------------------------------
OPTIONS
KOSPI 200 Index, Strike $0.13742, Expire April 97(8)                                           100,000,000              10,500
Taiwan Weighted Index 2, Strike $198.17, Expire March 98(8)                                         10,000             720,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 1.5% (COST: $1,006,750)                                                                                730,500

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 92.3% (COST: $47,257,687)                                                                       46,539,519

------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                   418,629
French Franc                                                                                                               515
Indonesian Rupiah                                                                                                        1,317
Philippine Peso                                                                                                         60,643
Polish Zloty                                                                                                             3,039
Repurchase Agreement
     State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/2/96, maturity value $2,854,793 (collateralized by $2,235,000 par value
     U.S. Treasury Bond, 9.25%, due 2/15/16)                                                                         2,854,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 6.6%                                                                               3,338,143

------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 1.1%                                                                                               546,296

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                        $ 50,423,958
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


1    Income-producing security.

2    ADR - American Depository Receipt.

3    GDR - Global Depository Receipt.

4 These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

5    Shares registered for foreign investors.

6    Fair-value security.  See 1.a. in Notes to Financial Statements.

7    Restricted security. See 4.e. in Notes to Financial Statements.

8    See 4.d. in Notes to Financial Statements.

9    Foreign-denominated security. CAD - Canadian Dollar; IDR - Indonesian
     Rupiah.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $47,257,687)                                                                        $  46,539,519
Cash and cash equivalents                                                                                            3,338,143
Receivable for investments sold                                                                                      1,910,480
Receivable for fund shares subscribed                                                                                  244,299
Interest/dividends receivable                                                                                           22,644
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                        52,055,085

------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                    1,096,588
Payable for fund shares redeemed                                                                                       343,891
Accrued expenses                                                                                                       110,942
Payable to adviser                                                                                                      53,382
Payable to distributor                                                                                                  10,676
Payables, other                                                                                                         15,648
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                    1,631,127

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $  50,423,958

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                     51,021,394
Accumulated undistributed net investment income                                                                          2,724
Accumulated net realized loss from investments                                                                        (198,027)
Accumulated net realized gain from securities sold short                                                               317,146
Net unrealized depreciation on investments                                                                            (719,279)
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $  50,423,958
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                               $        9.69
     Net Asset Value, offering and redemption price per share
     (net assets of $50,423,958 applicable to 5,206,392 shares of beneficial interest outstanding with no par value)
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Dividends (Net of foreign tax withheld of $37,041)                                                                  $  687,564
Interest                                                                                                               200,947
Other                                                                                                                   72,549
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                                961,060

------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                               543,832
Custodian and transfer agent fees                                                                                      300,305
Distribution fees                                                                                                      108,766
Professional fees                                                                                                       89,504
Shareholder reports                                                                                                     57,580
Registration and filing fees                                                                                            51,972
Trustees' fees and expenses                                                                                             22,326
Dividend expense for securities sold short                                                                               5,081
Insurance                                                                                                                  284
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                       1,179,650
LESS: EXPENSE WAIVER BY ADVISER                                                                                       (373,858)
TOTAL EXPENSES, NET                                                                                                    805,792


------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  155,268
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                   2,587,856
Net realized gain from short sales                                                                                      32,841
Net change in unrealized appreciation on investments                                                                 1,487,419
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT                         4,108,116
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $  4,263,384
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE        FOR THE NINE
                                                                                               YEAR ENDED        MONTHS ENDED
                                                                                                 12/31/96            12/31/95
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                $     155,268        $    (59,234)
Net realized gain/(loss) from investments                                                       2,587,856          (1,766,278)
Net realized gain/(loss) from securities sold short                                                32,841             (17,500)
Net change in unrealized appreciation on investments                                            1,487,419             112,264
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,263,384          (1,730,748)

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                            (152,544)                  -
Realized gain on investments                                                                            -                   -
Total Distributions                                                                              (152,544)                  -

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                           31,969,698           7,729,040
TOTAL CAPITAL SHARE TRANSACTIONS                                                               31,969,698           7,729,040

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   36,080,538           5,998,292
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            14,343,420           8,345,128
End of period                                                                               $  50,423,958        $ 14,343,420
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                               FOR THE        FOR THE NINE             FOR THE
FOR A SHARE OUTSTANDING                                                     YEAR ENDED        MONTHS ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                       12/31/96            12/31/95(3)          3/31/95(1)(3)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $        8.02       $        8.57        $      10.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     0.03               (0.03)               0.06
Net realized gain/(loss) and unrealized appreciation/
     (depreciation) on investments and securities sold short                     1.67               (0.52)              (1.36)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1.70               (0.55)              (1.30)

------------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                        (0.03)                  -               (0.04)
Distributions from realized gain on investments                                     -                   -               (0.09)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $        9.69       $        8.02        $       8.57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   21.19%               (6.42)%            (13.14)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                               $  50,423,958       $  14,343,420        $  8,345,128
Ratio of Expenses to Average Net Assets                                          1.84%(2)            1.83%(2)            3.15%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets                      0.36%(2)          (0.51)%(2)            0.72%(2)
Portfolio Turnover Rate                                                           165%                103%                124%
Average Commission Rate Paid(4)                                             $  0.0009                   -                   -


1    The Fund commenced operations on May 2, 1994.

2 If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended December 31, 1996, the nine months ended December 31, 1995, and the period from May 2, 1994 (Commencement of Operations), to March 31, 1995, would have been 2.70%, 4.24%, and 3.46%, respectively, and the ratio of net investment income/(loss) to average net assets would have been (0.50)%, (2.92)%, and 0.41%, respectively.

3 Ratios, except for total return and portfolio turnover rate, have been annualized.

4 A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.


     Per-share data has been determined by using the average number of shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the periods.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Developing Countries Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a nondiversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1996, 96.0% of the Fund's positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1996, 4.0% of the Fund's positions were valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and for the nine months ended December 31, 1995, were as follows:


1/1/96 - 12/31/96                                    SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                     11,798,506         $112,215,356
Shares reinvested                                   15,445              148,733
--------------------------------------------------------------------------------
                                                11,813,951           12,364,089

--------------------------------------------------------------------------------
Shares redeemed                                 (8,395,045)         (80,394,391)

--------------------------------------------------------------------------------
Net increase                                     3,418,906        $  31,969,698
--------------------------------------------------------------------------------

4/1/95 - 12/31/95                                   SHARES               AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      2,510,903        $  23,109,743
Shares reinvested                                        -                    -
--------------------------------------------------------------------------------
                                                 2,510,903           23,109,743


--------------------------------------------------------------------------------
Shares redeemed                                 (1,697,748)         (15,380,703)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       813,155         $  7,729,040

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees of $543,832. RSIM has voluntarily agreed to waive any annual operating expenses exceeding an annual expense ratio of 1.85%. For the year ended December 31, 1996, the Adviser agreed to waive $373,858 of its fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the year ended December 31, 1996.

b. AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor, and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a member of RS Group and General Counsel of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d. DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $108,766.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $150 to RS & Co.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $46,987,965. Accumulated net unrealized depreciation on investments was $449,557, consisting of gross unrealized appreciation and depreciation of $5,156,146 and $(5,605,703), respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $92,869,464 and $63,178,582, respectively.

c. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligations on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At December 31, 1996, there were no securities sold short. For the year ended December 31, 1996, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $1,879,109 and $1,912,668, respectively.

d. OPTIONS, WARRANTS, AND RIGHTS:

Options, warrants, and rights normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

Options, warrants, and rights for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option, warrant, or right by determining the differential between the exercise price of the option, warrant, or right and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option, warrant, or right, time to expiration, assumed riskless rate of interest, compounded rate of return, and standard deviation of the return on the stock. This valuation method is subject to frequent review and in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. RESTRICTED SECURITIES:

A restricted security is a security which cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. At December 31, 1996, the Fund held restricted securities with an aggregate value of $914,001, which represented 1.8% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                             SHARES         COST      VALUE    ACQUISITION
SECURITY                      (000)        (000)      (000)           DATE
---------------------------------------------------------------------------
Amarc Resources, Ltd.        65,000        $  72      $  96        7/17/96

Amarc Resources, Ltd.,
  Warrants                   65,000           25         37        7/17/96

Anooraq Resources
  Corporation                65,000           64        128        9/12/96

Anooraq Resources
  Corporation, Warrants      65,000           34         53        9/12/96

First Dynasty Mines, Ltd.   100,000          246        243        9/13/96

First Dynasty Mines,
  Ltd., Warrants            100,000           64          9        9/13/96

NDU Resources, Ltd.          75,000           87         73        5/17/96

NDU Resources, Ltd.,
  Warrants                   75,000           23         30        5/17/96

Sino Forest Corporation,
  Class A                   300,000          275        245        10/2/96
---------------------------------------------------------------------------
                                            $890       $914

f. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Robertson Stephens Developing Countries Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Developing Countries Fund (the "Fund") at December 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach
     Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM
     Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of
     Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Developing Countries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997


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Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to The Developing Countries Fund, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.
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ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as DevCtry under the heading Robertson Stephens. Its computer quotation symbol is RSDCX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.